                                                                 EXHIBIT 23.1



                     [LETTERHEAD OF GREENE & WALLACE, INC.]



                          INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in this Registration Statement of PH Group, Inc. on Form S-8 of our report dated February 7, 1997 appearing in the Annual Report on Form 10-KSB of Resource General Corporation (subsequently renamed PH Group, Inc.) for the year ended December 31, 1996.


GREENE & WALLACE, INC.
/s/ Greene & Wallace, Inc.

Columbus, Ohio
December 22, 1998